SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

25.SUBSEQUENT EVENTS

On May 31, 2023, Reunion entered into a definitive arrangement agreement whereby MPM BioImpact would acquire Reunion and all holders of outstanding common shares of Reunion will be entitied to receive US$1.12 in cash for each common share of Reunion held immediately prior to the effective time of such acquisition by way of a statutory plan of arrangement under the Canada Business Corporations Act. Closing of the acquisition will, among other things, require shareholder approval and regulatory approvals, including approval of the Ontario Superior Court of Justice. Closing is also subject to the satisfaction (or waiver) of a number of closing conditions, including net cash held by the Company being equal to or greater than US$8,000,000 as of the close of business on the third business day immediately prior to closing (subject to reduction under certain circumstances) and performance or completion in all material respects with all obligations required to be performed by the Company and MPM.  Closing is expected to take place during the second fiscal quarter and, upon closing, Reunion will no longer be traded or listed on any public securities exchange and will be wholly-owned by affiliates of MPM.

During the period from April 1, 2023 through June 29, 2023, the Company and its associate reached settlements totaling $2,582,440 and as a result was relieved as guarantor on six of the eight remaining lease guarantees outstanding as of March 31, 2023. The gross value of the remaining lease payments for the remaining lease is $5,746,967 for which the Company has recorded a loss allowance of $785,470 as of March 31, 2023.